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                                                                    EXHIBIT 23.1

                           HOST MARRIOTT CORPORATION

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 333-31352, 333-93157, 333-78091, 33-66622,
333-75055, 333-28683, 333-75057, 333-75059 and 333-67907.

                                          Arthur Andersen LLP

Vienna, VA
March 8, 2000